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                                                                   EXHIBIT 17.01

                    [BOITANO, SARGENT & LAWRENCE LETTERHEAD]


                               December 21, 2000


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

     We have read and agree with the comments included under "Change in Accountants" in the Registration Statement of Cupertino Electric, Inc. on Form S-1 dated December 22, 2000.

                                        Yours truly,

                                        /s/ BOITANO, SARGENT & LAWRENCE

                                        BOITANO, SARGENT & LAWRENCE

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